Rule 497(e)
                                                             File No.811-3249
                                                                   33-82610

          Maxim Series Account of Great-West Life & Annuity Insurance Company

                           Effective November 12, 1998
Insert on page 1 of the prospectus:

Effective November 12, 1998, an additional Investment Division will be available for allocation of Contributions. This Investment Division invests exclusively in the corresponding Portfolio of Fidelity VIP II Contrafund Portfolio, a separate investment portfolio of Fidelity Variable Insurance Products Fund II. The new Investment Division will invest in shares of the following portfolio:

The Fidelity VIP II Contrafund Portfolio seeks capital appreciation by investing mainly in equity securities of companies where value is not fully recognized by the public.

The FEE TABLE on page 6 of the prospectus is amended to add the following table after the table for American Century Variable Portfolios, Inc. Annual Expenses:

Fidelity Variable Insurance Products Fund II Annual Expenses

           -------------------------- ===================================
                                          Fidelity VIP II Contrafund
           -------------------------- ===================================
           -------------------------- ===================================
           Management Fee                            .61%
           -------------------------- ===================================
           -------------------------- ===================================
           Other Expenses                            .10%
           -------------------------- ===================================
           -------------------------- ===================================
           Total Expenses                            .71%
           -------------------------- ===================================

The EXAMPLES on page 6 and 7 of the prospectus are amended to add the Fidelity VIP II Contrafund Investment Division to the tables as follows:

Example 1:
If you do not take a distribution from your contract, or if you annuitize at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

                                     1 Year       3 Year        5 year        10 Year
------------------------------------ ------------ ------------- ------------- ------------
Fidelity VIP II Contrafund           $21.00       $68.06        $122.60       $297.90

Example 2:
If you take a distribution in whole from your contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

                                    1 Year       3 Year        5 year       10 Year
------------------------------------ ------------ ------------- ------------- ------------
Fidelity VIP II Contrafund           $93.03       $122.54       $157.21       $297.90

On page 13 at the end of the paragraph entitled "Can I change the Investment Division selected for my variable annuity?" please add the following:

Contract owners can perform Transfers over the Internet. Some states may prohibit electronic transactions and Contract owners residing in those states will not be able to utilize the Internet for Transfers. We will not be responsible for any losses resulting from unauthorized transactions if we follow reasonable security procedures designed to identify the Contract owner. On our web site a participant will be prompted to provide personalized security codes or other identifying information before any Transfer may be effected. This feature may be accessed on the Internet through BenefitsCorp Equities, Inc.'s web site at www.benefitscorp.com.

On page 14, under the heading "Average Annual Total Return" please insert the following:

Investment       Portfolio      Investment         One year   Five       Ten Years    Ten Years
Division         Inception      Division                      Years      or Life of   or Life of
                                Inception in the                         Investment   Underlying
                                Separate Account                         Division     Fund
                                                                         in the       Portfolio
                                                                         Separate
                                                                         Account
Fidelity VIP     January 3,     November 11, 1998   -4.64%       N/A         N/A        20.42%
II Contrafund    1995

On page 17, after the last paragraph under the heading entitled "Transfers Among Investment Divisions," please insert the following:

Contract owners can perform Transfers over the Internet. Some states may prohibit electronic transactions and Contract owners residing in those states will not be able to utilize the Internet for Transfers. We will not be responsible for any losses resulting from unauthorized transactions if we follow reasonable security procedures designed to identify the Contract owner. On our web site a participant will be prompted to provide personalized security codes or other identifying information before any Transfer may be effected. This feature may be accessed on the Internet through BenefitsCorp Equities, Inc.'s web site at www.benefitscorp.com.

Insert on page 21 of the prospectus under the heading Investment Advisers please add the following paragraphs discussing Fidelity Management & Research Company with the following:

    Fidelity Management & Research Company ("FMR") is the investment adviser to Fidelity VIP II Contrafund Portfolio. For its investment advisory services, FMR receives a monthly fee from this Portfolio. As of December 31, 1997, VIP II Contrafund Portfolio paid FMR fees at the annual rate of.60% of the Portfolio's average daily net assets.

    FMR may, from time to time, agree to reimburse VIP II Contrafund Portfolio for management fees and other expenses above a specified percentage of average daily net assets. Reimbursement arrangements, which may be terminated at any time without notice, will increase VIP II Contrafund Portfolio's yield. If FMR discontinues a reimbursement arrangement, the VIP II Contrafund Portfolio's expenses will go up and its yield will be reduced. FMR retains the ability to be repaid by the VIP II Contrafund Portfolio for expense reimbursements if expenses fall below the limit prior to the end of the fiscal year. Repayment by the VIP II Contrafund Portfolio will lower its yield. FMR has voluntarily agreed to temporarily limit the total expenses (including the management fee, but generally excluding taxes, interest and extraordinary expenses) of the VIP II Contrafund Portfolio to 1.00%.